BENEFIT PLANS	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
BENEFIT PLANS

NOTE 16—BENEFIT PLANS

IAC employees in the United States can elect to participate in a retirement savings program, the IAC/InterActiveCorp Retirement Savings Plan (“the Plan”), that qualifies under Section 401(k) of the Internal Revenue Code. Under the Plan, participating employees may contribute up to 50% of their pre-tax earnings, but not more than statutory limits. Prior to July 2019, the Company contributed an amount equal to 50% of the first 6% of compensation that a participant contributes in each payroll period to the Plan. In June 2019, the Company approved a change to its matching contribution to 100% of the first 10% of an employee’s eligible compensation, subject to IRS limits on the Company’s matching contribution maximum, that a participant contributes to the Plan. This change was phased in beginning July 1, 2019 and was implemented by some but not all of IAC’s subsidiaries participating in the Plan by January 1, 2020. Matching contributions to the Plan for the years ended December 31, 2020, 2019 and 2018 were $20.5 million, $15.4 million and $10.2 million, respectively. Matching contributions are invested in the same manner as each participant’s voluntary contributions in the investment options provided under the Plan. An investment option in the Plan is IAC common stock, but neither participant nor matching contributions are required to be invested in IAC common stock. The increases in matching contributions in both 2020 and 2019 are due primarily to the aforementioned change in the Company’s matching contribution.

IAC also has or participates in various benefit plans, principally defined contribution plans, for its international employees. IAC’s contributions to these plans for the years ended December 31, 2020, 2019 and 2018 were $1.0 million, $1.0 million and $0.6 million, respectively.